                                                                Exhibit 4.1

   COMMON STOCK                                                COMMON STOCK
                                      SDI
___________________                                         ___________________
      NUMBER                                                       SHARES
___________________                                         ___________________

                          INCORPORATED UNDER THE LAWS
___________________         OF THE STATE OF INDIANA         ___________________

  SEE REVERSE FOR                                            CUSIP 858119 10 0
CERTAIN DEFINITIONS

                              STEEL DYNAMICS, INC.

THIS CERTIFIES that

is the owner of

             fully paid and non-assessable shares of COMMON STOCK,
                          Par Value $.01 per share, of
_____________________________                    ______________________________
_____________________________STEEL DYNAMICS, INC.______________________________
_____________________________                    ______________________________


The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by the holder's duly authorized attorney or legal representatives, upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation's Amended and Restated Articles of Incorporation and all amendments thereto.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers.

Dated

COUNTERSIGNED AND REGISTERED:
   FIRST CHICAGO TRUST COMPANY OF NEW YORK

                            TRANSFER AGENT
                            AND REGISTRAR,

By
                      AUTHORIZED SIGNATURE          SECRETARY         PRESIDENT

                              STEEL DYNAMICS, INC.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable issues or regulations:

TEN COM-  as tenants in common                  UNIF GIFT MIN ACT-              Custodian
TEN ENT-  as tenants by the entireties                             ------------            ------------
 JT TEN-  as joint tenants with                                       (Cust)                 (Minor)
          right of survivorship and
          not as tenants in common                              under Uniform Gifts to Minors

                                                                Act
                                                                    ----------------------------------
                                                                             (State)


         Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED,                              hereby sell, assign
 and transfer unto   ------------------------------


   PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

------------------------------------------

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-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
      -------------------------------------


                                     -------------------------------------------
                                     NOTICE: THE SIGNATURE(S) TO THIS
                                     ASSIGNMENT MUST CORRESPOND WITH THE
                                     NAME(S) AS WRITTEN UPON THE FACE OF THE
                                     CERTIFICATE IN EVERY  PARTICULAR, WITHOUT
                                     ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                     WHATEVER.

SIGNATURE(S) GUARANTEED:




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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.